NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Debt (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement, dated as of August 22, 2011, by and among the maker hereof, GR Match, LLC, and ____________________.

Original Issue Date: August 22, 2011

Conversion Price (subject to adjustment herein): $0.7223 USD

$_______________

 9% SUBORDINATED CONVERTIBLE PROMISSORY NOTE
DUE THIRTEEN MONTHS FROM ORIGINAL ISSUE DATE

THIS 9% SUBORDINATED CONVERTIBLE PROMISSORY NOTE (this “Note”) is one of a series of duly authorized and issued 9% Subordinated Convertible Promissory Notes of CyberDefender Corporation, a Delaware corporation, having a principal place of business at 617 West 7th Street, Suite 1000, Los Angeles, CA 90017 (the “Company”), designated as its  9% Subordinated Convertible Promissory Notes due thirteen months from the Original Issue Date (the “Notes”).

FOR VALUE RECEIVED, the Company promises to pay to ________________________ or its registered assigns (the “Holder”), the principal sum of $_______________ on the date that is thirteen months from the Original Issue Date set forth above or such earlier date as this Note is required or permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.  This Note is subject to the following additional provisions:

Section 1.             Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (i) the Company or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (ii) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (iii) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (iv) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (v) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (vi) the Company or any Significant Subsidiary thereof calls a meeting of substantially all of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (vii) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, or (ii) a replacement at one time or within a one year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) the execution by the Company of an agreement to which the Company  is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

“Conversion Date” shall have the meaning set forth in Section 4(a) hereof.

“Conversion Price” shall have the meaning set forth in Section 4(b) hereof.

“Event of Default” shall have the meaning set forth in Section 6 hereof.

“Exempt Issuance” means the issuance of (a) shares of Common Stock, options or warrants to employees, officers, directors or consultants of the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds.

“Fundamental Transaction” shall have the meaning set forth in Section 5(c)(iii) hereof.

“Late Fee” shall have the meaning set forth in Section 2(c) hereof.

“Original Issue Date” shall mean the date of the first issuance of this Note as provided on the cover page hereof, regardless of the number of transfers of this Note and regardless of the number of instruments which may be issued to evidence this Note.

 “Person” means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Purchase Agreement” means the Securities Purchase Agreement between the Holder and the Company, pursuant to which this Note is initially purchased, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Secured Parties” means any Federal, state or local governmental or quasi-governmental agencies or divisions and any lender or creditor holding a security interest under the Uniform Commercial Code in assets and other property of the Company.

“Subordination Agreement” means that certain Subordination Agreement dated as of __________________  ____, 2011, by and among the Company, GR Match, LLC, and ____________________.

“Senior Debt” shall have the meaning set forth in the Subordination Agreement.

Section 2.             Interest.

a)           Payment of Interest. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of  9% per annum payable on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (the “Interest Payment Date”) and on each Conversion Date (as to that principal amount then being converted), in (a) the number of Note Shares equal to the aggregate unpaid and accrued interest divided by the Conversion Price, or (b) if this Note is in default, then the payment shall be made in cash.

b)           Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made.  Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Note Shares within the time period required by Section 4(c).  Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”).

c)           Late Fee.  All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 10.00% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) (“Late Fee”), which will accrue from the date such interest is due hereunder through and including the date of payment and shall be in lieu of interest rate set forth in this Section 2.

d)          Prepayment.  The Company has the right to prepay this Note any time with 14 days notice (the “Prepayment Notice Period”). The right to convert by the Holder remains active during the Prepayment Notice Period.

Section 3.            Registration of Transfers and Exchanges.

a)           Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be made for such registration of transfer or exchange.

b)           Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c)           Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.             Conversion.

a)           Voluntary Conversion. At any time after the Original Issue Date and until payment hereof in full (including interest), this Note shall be convertible into Note Shares at the option of the Holder, in whole or in part at any time and from time to time.  The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of Notes and interest thereon to be converted and the date on which such conversion is to be effected (a “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is received hereunder.  To effect conversions hereunder, the Holder shall not be required to physically surrender Notes to the Company unless the entire principal amount of this Note plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion.  The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions.  The Company shall deliver any objection to any Notice of Conversion promptly, but in no event later than 2 Business Days of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.  Conversion Notices shall be irrevocable, except as provided in Section 4.21 of the Purchase Agreement.

b)          Conversion Price.  The conversion price shall be $0.7223 USD.

c)	Mechanics of Conversion.

i.           Note Shares Issuable Upon Conversion.  The number of shares of Note Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted plus all accrued and unpaid interest thereon by (y) the Conversion Price.

ii.          Delivery of Certificate Upon Conversion.  Not later than 7 Business Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the Note Shares representing the number of shares of Note Shares being acquired upon the conversion of this Note or a portion of this Note.

iii.         Reservation of Certificates. Certificates for the Note Shares on conversion of this Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5.             Certain Adjustments.

a)           Stock Dividends and Stock Splits.  If the Company, at any time while this Note is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)           Calculations.  All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 5, the number of shares of Common Stock outstanding as of a given date shall be the sum of the aggregate number of issued and to be converted shares of Common Stock (excluding treasury shares, if any) outstanding.

c)           Notice to Holders.

i.           Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any of this Section 5, the Company shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.           Notice to Allow Conversion by Holder.  If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at the Holder’s last address appearing on the  stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to convert this Note during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

iii.          Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person where the Company is not the surviving corporation, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Note Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder's right to convert such Note into Alternate Consideration. The Company will utilize its best efforts to ensure that terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  Failure to obtain such terms by the Company shall not cause an Event of Default and the Holder shall then be required to convert in accordance with the terms of the Fundamental Transaction.

iv.         Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 5 in respect of an Exempt Issuance.

Section 6.             Events of Default.

a)           “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.           any default in the payment of (A) the principal of amount of this Note, or (B) interest (including Late Fees) on, or liquidated damages in respect of, this Note, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within 15 Business Days;

ii.           the Company shall fail to deliver certificates representing Note Shares issuable upon a conversion or redemption hereunder that comply with the provisions hereof prior to the 15th Business Day after such shares are required to be delivered hereunder, or the Company shall provide written notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion or redemption of this Note  in accordance with the terms hereof;

iii.          the Company shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to the Holder upon a conversion hereunder;

iv.         the Company shall materially fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents to which the Holder is a party, and such failure or breach shall not, if subject to the possibility of a cure by the Company, have been remedied within 30 calendar days after the date on which written notice of such failure or breach shall have been given;

v.          the Company shall purchase more than a de minimis number of  Common Stock Equivalents (not including a redemption of this Note hereunder); or

vi.         there shall have occurred a Bankruptcy Event.

b)           Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the full principal amount of this Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 10% per annum, or such lower maximum amount of interest permitted to be charged under applicable law.  When this Note shall have been paid in full in accordance herewith, the Holder shall promptly surrender this Note to or as directed by the Company.  The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it.  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 7.             Miscellaneous.

a)           Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered either personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the Company at the address set forth above, facsimile number  213.689.8640, Attn: Chief Financial Officer or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section, with any fax delivery followed up by overnight delivery service.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, then at the principal place of business of the Holder, if any.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) if personally delivered, upon actual receipt by the party to whom such notice is required to be given.

b)           Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest of this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.  This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

c)           Security Interest.  This Note is a subordinated general obligation of the Company and, pursuant to the terms and conditions of the Subordination Agreement, is specifically subordinate in all ways to any Senior Debt now or hereafter created, issued made or outstanding, to or held by any Secured Parties.  The Holder specifically agrees to provide such additional documentation as any of such Secured Parties shall reasonably believe may be necessary to protect, defend or perfect such secured status.

d)           Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note (as adjusted for any conversions) so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

e)           Governing Law.  Any and all actions brought by the Company or Holder under this Note shall be brought in the state or federal courts located in the City of Los Angeles, California  If either party shall commence an action to enforce any provisions of the Transaction Documents, then the prevailing party in such action after obtaining a final, non-appealable judgment shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

f)           Waiver.  Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.  Any waiver must be in writing.

g)           Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

h)           Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i)           Headings.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

j)           Amendment.  This Note may be modified or amended or provisions hereof waived with the written consent of the Company and the Holder(s) of at least 51% of the then outstanding principal amount of all of the Notes.

IN WITNESS WHEREOF, the Company has caused this 9% Subordinated Convertible Promissory Note to be duly executed by a duly authorized officer as of the date first above indicated.

CYBERDEFENDER CORPORATION

By:
Kevin Harris
Chief Financial Officer and Secretary

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 9% Subordinated Convertible Promissory Note of CyberDefender Corporation, a Delaware corporation (the “Company”), due thirteen months from the Original Issue Date thereof, into ________ Note Shares, no par value  per share (the “Note Shares”), of the Company according to the conditions hereof, as of the date written below.  If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion:    _______________________

Principal Amount of Note(s) to be converted:  $ ___________

Note Shares issuable:___________

Interest Payment shares issuable:_______

Total shares issuable: _______________________

Signature:	___________________________

Name:

Address: